SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       October 31, 2003

HCA INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-11239	75-2497104
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

ONE PARK PLAZA
NASHVILLE, TENNESSEE 37203

(Address and Zip Code of Principal Executive Offices)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.
ITEM 7(c). EXHIBITS.
SIGNATURE
Ex-1.2 Underwriting Agreement
Ex-4.1 5.25% Note Due 11/06/08 $350,000,000
Ex-4.2 7.50% Note Due 11/06/33 $250,000,000

ITEM 5. OTHER EVENTS.

     In connection with the issuance and sale, pursuant to the Securities Act of 1933, as amended, of an aggregate of $350,000,000 principal amount of the Registrant’s 5.25% Notes due November 6, 2008 and an aggregate of $250,000,000 principal amount of the Registrant’s 7.50% Notes due November 6, 2033, the Registrant files herewith those Exhibits listed in Item 7(c) below.

ITEM 7(c). EXHIBITS.

     The following Exhibits are furnished in accordance with Item 601 of Regulation S-K:

Exhibit 1.1	Underwriting Agreement Standard Provisions (Debt Securities) dated September 18, 2002 (filed as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K dated September 18, 2002 and incorporated herein by reference).

Exhibit 1.2	Underwriting Agreement (Terms) dated October 31, 2003, by and among the Registrant and the several Underwriters named therein.

Exhibit 4.1	5.25% Note due November 6, 2008 in the principal amount of $350,000,000.

Exhibit 4.2	7.50% Note due November 6, 2033 in the principal amount of $250,000,000.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC.

/s/ John M. Franck II John M. Franck II Vice President and Corporate Secretary

November 6, 2003